                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                    BOSTON BIOMEDICA, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           1)   Title of each class of securities to which transaction
                applies:
                ----------------------------------------------------------
           2)   Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           3)   Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11. (Set forth
                the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           4)   Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           5)   Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           1)   Amount Previously Paid:
                ----------------------------------------------------------
           2)   Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           3)   Filing Party:
                ----------------------------------------------------------
           4)   Date Filed:
                ----------------------------------------------------------

June 1, 2000

Dear Stockholder:

    Boston Biomedica, Inc. will hold its Annual Meeting of Stockholders at the Company's headquarters, 375 West Street, West Bridgewater, Massachusetts on Thursday, July 20, 2000 at 4:00 p.m. At the Meeting, stockholders will elect two Class I Directors to hold office until the 2003 Annual Meeting of Stockholders. Detailed information about this vote and the Meeting itself is included in the attached proxy statement.

    On behalf of the Board of Directors and employees of Boston Biomedica, I cordially invite all stockholders to attend the Annual Meeting in person. Whether or not you plan to attend the Meeting, please take the time to vote by completing and returning the enclosed proxy card.

    If you plan to attend the Meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another stockholder, please bring written confirmation from the record owner that you are acting as a proxy.

Sincerely,

Richard T. Schumacher
Chief Executive Officer
and Chairman of the Board

                             BOSTON BIOMEDICA, INC.

     NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS OF
                      BOSTON BIOMEDICA, INC. TO BE HELD ON
                            THURSDAY, JULY 20, 2000

    The Special Meeting in Lieu of Annual Meeting of Stockholders of BOSTON BIOMEDICA, INC. will be held on Thursday, July 20, 2000 at 4:00 p.m. at the Company's headquarters, 375 West Street, West Bridgewater, Massachusetts, for the following purposes:

1. To elect two Class I Directors to hold office until the 2003 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2. To consider and act upon any matters incidental to the foregoing purpose and any other matters which may properly come before the Meeting or any adjourned session thereof.

    The Board of Directors has fixed June 1, 2000 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting.

    You are cordially invited to attend the Meeting.

                                          By Order of the Board Of Directors
                                          Kathleen W. Benjamin
                                          Assistant Clerk

Boston, Massachusetts
June 1, 2000

                             YOUR VOTE IS IMPORTANT

    YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING FORM OF PROXY, SO THAT, IF YOU ARE UNABLE TO ATTEND THE MEETING, YOUR SHARES MAY NEVERTHELESS BE VOTED. HOWEVER, YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE CLERK OR ASSISTANT CLERK OF THE COMPANY A WRITTEN REVOCATION, BY AUTHORIZING A PROXY AT A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

                             BOSTON BIOMEDICA, INC.

                                PROXY STATEMENT

               FOR THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING
                           OF STOCKHOLDERS TO BE HELD
                                ON JULY 20, 2000

    This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Boston Biomedica, Inc., a Massachusetts corporation with its principal executive offices at 375 West Street, West Bridgewater, Massachusetts 02379 (the "Company"), for use at the Special Meeting in Lieu of Annual Meeting of Stockholders to be held on Thursday, July 20, 2000, at 4:00 p.m. and at any adjournment or adjournments thereof (the "Meeting"). The enclosed proxy relating to the Meeting is solicited on behalf of the Board of Directors of the Company and the cost of such solicitation will be borne by the Company. It is expected that this proxy statement and the accompanying proxy will be mailed to stockholders on or about June 1, 2000. Certain of the officers and regular employees of the Company may solicit proxies by correspondence, telephone or in person, without extra compensation. The Company may also pay to banks, brokers, nominees and certain other fiduciaries their reasonable expenses incurred in forwarding proxy material to the beneficial owners of securities held by them.

    Only stockholders of record at the close of business on April 27, 2000 will be entitled to receive notice of, and to vote at, the Meeting. As of that date, there were outstanding and entitled to vote 4,979,852 shares of Common Stock, $.01 par value, of the Company (the "Common Stock"). Each such stockholder is entitled to one vote for each share of Common Stock so held and may vote such shares either in person or by proxy.

    The enclosed proxy, if executed and returned, will be voted as directed on the proxy or, in the absence of such direction, for the election of the nominees as Directors. If any other matters shall properly come before the Meeting, the authorized proxy will be voted by the proxies in accordance with their best judgment. The proxy may be revoked at any time prior to exercise by filing with the Clerk or Assistant Clerk of the Company a written revocation, by executing a proxy with a later date, or by attending and voting at the Meeting.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    At the Meeting, two Class I Directors are to be elected to serve until the 2003 Annual Meeting of Stockholders and their respective successors have been duly elected and qualified.

    The Company's Amended and Restated Articles of Organization and Bylaws provide that the Board of Directors shall be divided into three classes. At each Annual Meeting of Stockholders following the initial classification, the Directors elected to succeed those whose terms expire shall be identified as being the same class as the Directors they succeed and shall be elected to hold office for a term to expire at the third Annual Meeting of Stockholders after their election, and until their respective successors are duly elected and qualified, unless an adjustment in the term to which an individual Director shall be elected is made because of a change in the number of Directors.

    The term of Francis E. Capitanio and Calvin A. Saravis expire at the Meeting. The Board of Directors has nominated Mr. Francis E. Capitanio and Dr. Calvin A. Saravis for election as Class I Directors, to hold office until the 2003 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

    It is the intention of the persons named as proxies to vote for the election of Mr. Capitanio and Dr. Saravis as Class I Directors. In the unanticipated event that either nominee should be unable to serve, the persons named as proxies will vote the proxy for such substitutes, if any, as the present Board of Directors may designate or to reduce the number of Directors. The nominees have not been nominated pursuant to any arrangement or understanding with any person.

    The following table sets forth certain information with respect to the nominees and each of the Directors whose term extends beyond the Meeting, including the year in which the nominee's term would expire, if elected.

                                                                           DIRECTOR    YEAR TERM EXPIRES,
NAME                              AGE                 POSITION              SINCE     IF ELECTED, AND CLASS
----                            --------   ------------------------------  --------   ---------------------
Francis E. Capitanio (1)*.....     56      Director                          1986     2003 Class I
Calvin A. Saravis (1)(2)*.....     70      Director                          1978     2003 Class I
William R. Prather............     53      Senior Vice President, Finance    1999     2001 Class II
                                           and Business Development,
                                           Treasurer and Director
Kevin W. Quinlan (1)..........     50      President and Chief Operating     1978     2002 Class III
                                           Officer, and Director
Richard T. Schumacher (2).....     49      Chief Executive Officer and       1978     2002 Class III
                                           Chairman of the Board

------------------------

*   Nominee for Class I Director

(1) Member of the Audit Committee

(2) Member of the Compensation Committee

    Mr. Capitanio has served as a Director of the Company since January 1986. Since 1997, Mr. Capitanio has served as President of Kalisto Biologicals, Inc. From 1996 to 1997, he served as an independent consultant in the medical diagnostics industry. From 1980 to 1996, he served as President, Treasurer and

Director of Diatech Diagnostics Inc. (formerly Immunotech Corporation), an IN VITRO diagnostics company and a wholly owned subsidiary of Healthcare Technologies Ltd. Mr. Capitanio received an M.B.A. from the Sloan School of Management, Massachusetts Institute of Technology and a B.S. in metallurgy from Massachusetts Institute of Technology.

    Dr. Saravis has served as a Director of the Company since 1978. Since 1984, he has been an Associate Professor of Surgery (Biochemistry) at Harvard Medical School and an Associate Research Professor of Pathology at Boston University School of Medicine. From 1971 to 1997, Dr. Saravis was a Senior Research Associate at the Mallory Institute of Pathology and from 1979 to 1997, he was a Senior Research Associate at the Cancer Research Institute--New England Deaconess Hospital. Dr. Saravis received his Ph.D. in immunology and serology from Rutgers University.

    Dr. Prather, a Director of the Company since 1999, has been Senior Vice President, Finance and Business Development since August 1999. From
January 1999 to August 1999, Dr. Prather served as Senior Vice President, Business Development. Prior to joining the Company, Dr. Prather was the Senior Health Care Analyst for Cruttenden Roth, Inc. from 1995 to 1998. From 1992 to 1995 he was the Senior Analyst in Health Care for Manning and Napier Advisors. Dr. Prather earned a B.S. in pharmacy and his MD at the University of Missouri--Kansas City, and completed a Clinical Research Geriatric Fellowship at Harvard Medical School. Dr. Prather is a Director of Primed International, a medical device company and a member of the Advisory Board of the Canadian Medical Discovery Fund, Inc., a fund of MDS Capital Corp.

    Mr. Quinlan, a Director of the Company since 1978, has served as President and Chief Operating Officer since August 1999. From January 1993 to
August 1999, he served as Senior Vice President, Finance, Treasurer, and Chief Financial Officer. From 1990 to December 1992, he was the Chief Financial Officer of ParcTec, Inc., a New York-based leasing company. Mr. Quinlan served as Vice President and Assistant Treasurer of American Finance Group, Inc. from 1981 to 1989 and was employed by Coopers & Lybrand from 1975 to 1980.
Mr. Quinlan is a certified public accountant and received a M.S. in accounting from Northeastern University and a B.S. in economics from the University of New Hampshire.

    Mr. Schumacher, the Founder of the Company, has been the Chief Executive Officer and Chairman of the Board since 1992 and served as President from 1986 to August 1999. Mr. Schumacher served as the Director of Infectious Disease Services for Clinical Sciences Laboratory, a New England-based medical reference laboratory, from 1986 to 1988. From 1972 to 1985, Mr. Schumacher was employed by the Center for Blood Research, a nonprofit medical research institute associated with Harvard Medical School. Mr. Schumacher received a B.S. in zoology from the University of New Hampshire.

MEETINGS OF THE BOARD OF DIRECTORS

    The Board of Directors of the Company held eight meetings during the fiscal year ended December 31, 1999. Each current Director attended at least 75% of the aggregate number of all meetings of the Board of Directors and committees of which he was a member during such fiscal year.

    The Board of Directors has an Audit Committee, currently comprised of Messrs. Capitanio, Quinlan and Saravis, which met two times during fiscal year 1999. The functions performed by this Committee include recommending to the Board of Directors the engagement of the independent accountants, reviewing the scope of internal controls and reviewing the implementation by management of recommendations made by the independent accountants. In December 1999, the Securities and Exchange Committee adopted new rules relating to Audit Committees. In response to the new rules, the Board of Directors is currently reviewing an Audit Committee Charter, which will specifically define the responsibilities and obligations of the Audit Committee. The Board of Directors expects to adopt an Audit Committee Charter prior to June 14, 2000, which will be in compliance with the new SEC rules.

    The Board of Directors also has a Compensation Committee, currently comprised of Messrs. Schumacher and Saravis. The Compensation Committee met once during fiscal year 1999. The functions of the Compensation Committee include making recommendations and presentations to the Board of Directors on compensation levels, including salaries, incentive plans, benefits and overall compensation for officers and Directors, and issuance of stock options to officers, Directors and employees.

    The Board of Directors does not have a nominating committee. The entire Board of Directors considers changes in Directors.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information as of 04/30/00 concerning beneficial ownership of Common Stock by each Director, each nominee for Director, each named Executive Officer in the Summary Compensation Table under "Executive Compensation" below, all Executive Officers and Directors as a group, and each person known by the Company to be the beneficial owner of 5% or more of the Company's Common Stock. This information is based upon information received from or on behalf of the named individuals.

                                                              NUMBER OF SHARES OF
                                                                 COMMON STOCK
NAME *                                                        BENEFICIALLY OWNED    PERCENT OF CLASS
------                                                        -------------------   ----------------
Richard T. Schumacher (1)(2)................................         935,662              16.76%
c/o Boston Biomedica, Inc.
375 West Street
West Bridgewater, MA 02379
Kevin W. Quinlan (1)........................................          98,600               1.78%
Mark M. Manak (1)(3)........................................          59,800               1.08%
William R. Prather (1)(4)...................................          46,636                 **
Barry M. Warren (1).........................................          40,500                 **
Richard C. Tilton (1).......................................          30,500                 **
Calvin A. Saravis (1).......................................            -0 -                 **
Francis E. Capitanio (1)....................................            -0 -                 **
All Executive Officers and Directors as a group
  (14 Persons)(1)(2)(3)(4)..................................       1,315,298              23.54%
Marilyn Malkasian (1)(5)....................................         313,310               5.72%
119 Bristol Road
Wellesley, MA 02181
Paradigm Group, L.L.C. (6)..................................         425,000               7.76%
3000 Dundee Road, Suite 105
Northbrook, IL 60062

------------------------

*   Address provided for beneficial owners of more than 5% of the Common Stock

**  Less than 1% of the outstanding Common Stock

(1) Includes the following shares subject to options exercisable within 60 days after April 30, 2000: Mr. Schumacher--104,285; Mr. Quinlan--75,000;
    Dr. Prather--18,336, Dr. Tilton--5,500; Dr. Manak--40,500;
    Mr. Warren--40,500; Dr. Saravis--0--; and Mr. Capitanio--0--,
    Mrs. Malkasian--0--

(2) Includes 50,000 shares held of record by Mr. Schumacher's spouse and 27,430 shares held of record by Mr. Schumacher's daughter. Excludes certain additional shares held by other relatives of Mr. Schumacher as to which Mr. Schumacher disclaims beneficial ownership.

(3) Includes 4,000 shares held of record by Mr. Manak's father as custodian for Mr. Manak's daughter.

(4) Includes 28,300 shares held by Avon Medical Profit Sharing Plan and Trust. Dr. Prather and his spouse are the sole trustees and beneficiaries of the trust.

(5) Includes 12,000 shares held of record by Mrs. Malkasian's son, 5,000 shares held by Mrs. Malkasian's daughter, 53,150 shares held by Mrs. Malkasian and 30,000 shares held by Mrs. Malkasian as trustee in trust for each of Mrs. Malkasian's son and her daughter.

(6) 425,000 shares owned by Paradigm Group, L.L.C. will be issued pursuant to the registration of the underlying shares.

EXECUTIVE COMPENSATION

    The following Summary Compensation Table sets forth the compensation of each of the Chief Executive Officer and the four other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 during the fiscal year ended December 31, 1999 (the "Named Executive Officers") who were serving as Executive Officers at the end of fiscal year 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM
                                         ANNUAL COMPENSATION                        COMPENSATION
                                    ------------------------------                   SECURITIES
                                     FISCAL                          OTHER ANNUAL    UNDERLYING      ALL OTHER
             NAME AND                 YEAR      SALARY     BONUS     COMPENSATION   STOCK OPTIONS   COMPENSATION
        PRINCIPAL POSITION           ENDED       ($)        ($)           $              (#)            ($)
----------------------------------  --------   --------   --------   ------------   -------------   ------------
Richard T. Schumacher,............  12/31/99   $229,010        --       $1,520(1)         5,000       $184,450(2)(4)
Chief Executive Officer             12/31/98    200,002    $5,000          370(1)        15,000            420(2)
and Chairman of the Board           12/31/97    194,616        --        1,588(1)            --            420(2)

Kevin W. Quinlan,.................  12/31/99   $168,075        --           --           17,500             --
President, Chief                    12/31/98    143,347    $4,000           --           10,000             --
Operating Officer and               12/31/97    139,927        --           --               --             --
Director

Barry M. Warren,..................  12/31/99   $147,547        --           --           10,000             --
Senior Vice President               12/31/98    137,601    $3,000           --            6,000             --
and General Manager                 12/31/97    129,367        --           --               --             --

Richard C. Tilton,................  12/31/99   $135,203        --       $6,000(3)            --             --
Senior Vice President,              12/31/98    127,019    $3,000        6,000(3)         6,000             --
Science and Technology              12/31/97    121,164        --        6,000(3)            --             --

Mark M. Manak,....................  12/31/99   $129,894        --           --               --             --
Senior Vice President               12/31/98    118,510    $3,000           --            6,000             --
and General Manager                 12/31/97    116,388        --           --               --             --

------------------------

(1) Consists of personal usage of Company vehicle

(2) Includes the value of premiums paid for a term life insurance policy.

(3) Consists of automobile allowance

(4) Consists of exercise of options

    The following tables set forth certain information with respect to the stock options granted to and exercised by the Named Executive Officers during fiscal 1999 and the aggregate number of and value of options exercisable and un-exercisable held by the Named Executive Officers during fiscal 1999.

                      OPTIONS GRANTED IN FISCAL YEAR 1999

                                                                                      POTENTIAL REALIZABLE
                                                                                        VALUE AT ASSUMED
                                                  INDIVIDUAL GRANTS                   ANNUAL RATES OF STOCK
                                   -----------------------------------------------     PRICE APPRECIATION
                                   NUMBER OF    % OF TOTAL                           FOR OPTION TERM AT YEAR
                                   SECURITIES    OPTIONS     EXERCISE                        END (1)
                                   UNDERLYING   GRANTED TO   --------                -----------------------
                                    OPTIONS     EMPLOYEES     PRICE     EXPIRATION
NAME                                GRANTED      IN 1999     ($/SH.)       DATE          5%          10%
----                               ----------   ----------   --------   ----------   ----------   ----------
Richard T. Schumacher............    25,000        9.60%      4.675      07/27/09      56,195      158,710
Kevin W. Quinlan.................    17,500        6.72%       4.25      07/27/09      46,774      118,535
Barry M. Warren..................    10,000        3.84%       4.25      07/27/09      26,728       67,734
Richard C. Tilton, Ph.D. ........        --          --          --            --          --           --
Mark M. Manak, Ph.D. ............        --          --          --            --          --           --

------------------------

(1) The 5% and 10% assumed rates of annual compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

                      AGGREGATED OPTION EXERCISES IN LAST
                 FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

                                                               NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                    SHARES                    UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                                   ACQUIRED                  OPTIONS AT YEAR END (2)            AT YEAR END (3)
                                      ON       VALUE (1)   ----------------------------   ----------------------------
NAME                               EXERCISE    REALIZED    EXERCISABLE   UN-EXERCISABLE   EXERCISABLE   UN-EXERCISABLE
----                               ---------   ---------   -----------   --------------   -----------   --------------
Richard T. Schumacher............   40,000     $180,000       98,690         38,690        $103,827          $164
Kevin W. Quinlan,................       --           --       71,250         26,250        $ 44,375            --
Barry M. Warren..................       --           --       33,375         20,125              --            --
Richard C. Tilton, Ph.D. ........       --           --       38,375          5,125              --            --
Mark M. Manak, Ph.D. ............       --           --       38,375         10,125              --            --

------------------------

(1) The "value realized" represents the excess of the fair market value over the purchase price at the time of purchase based upon the closing price of the Common Stock on the Nasdaq National Market on the date of exercise, minus the respective option exercise price.

(2) Includes the number of shares underlying both "exercisable" (i.e. vested) and "un-exercisable" (i.e. unvested) stock options as of December 31, 1999.

(3) The values of "in-the-money" options reflect the positive spread between the exercise price of any such existing stock options and the closing year-end per share price of the Common Stock of $2.875.

COMPENSATION OF DIRECTORS

    Directors of the Company do not receive cash compensation for their services. Each Director has been eligible to receive options to purchase Common Stock under the Company's 1999 Non-Qualified Stock Option.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Board of Directors based on the recommendations of the Compensation Committee makes decisions regarding executive compensation. The Compensation Committee of the Board of Directors is comprised of Richard T. Schumacher and Calvin A. Saravis, each of whom has received options to purchase Common Stock. Mr. Schumacher serves as the Chief Executive Officer and Chairman of the Board of the Company. Dr. Saravis is neither a former nor current officer nor employee of the Company.

COMPENSATION COMMITTEE REPORT

    The Compensation Committee of the Board of Directors is comprised of Mr. Schumacher and one non-employee Director Dr. Saravis. The functions of the Compensation Committee include making recommendations and presentations to the Board of Directors on compensation levels, including salaries, incentive plans, benefits and overall compensation for officers and Directors and issuance of stock options to officers, Directors and employees. Subsequent to the recommendation of the Compensation Committee, the Board of Directors then votes on these proposals.

    The objectives of the Compensation Committee in determining the type and amount of Executive Officer compensation are to provide a level of base compensation, which allows the Company to attract and retain superior talent. The Compensation Committee endeavors to align the Executive Officer's interests with the success of the Company through participation in the Company's Employee Stock Option Plan, which provides the Executive Officer with the opportunity to build a substantial ownership interest in the Company.

    The compensation of Executive Officers includes cash compensation, the grant of stock options, and participation in benefit plans generally available to employees. In determining base salary, the Compensation Committee considers executive compensation for comparably sized companies as well as the individual experience and performance of each Executive Officer. The Compensation Committee then recommends to the Board of Directors base salaries at a level that it believes is comparable to cash compensation of officers with similar responsibilities in similarly situated corporations. The Board makes final determination of recommendations.

    Each of the Executive Officers, including Mr. Schumacher, and all full-time employees are eligible to receive grants of options under the Company's Employee Stock Option Plans. The Employee Stock Option Plans are used to provide incentives to officers and employees and to associate more closely the interests of such persons with stockholders' interests and the long-term success of the Company. In determining the number of options to be granted to each Executive Officer or employee, the Compensation Committee makes a subjective determination based on factors such as the individual's level of responsibility, performance, and number of options held. The Board of Directors then acts on the recommendation of the Compensation Committee. During fiscal 1999, a total of 52,500 options were granted to the Named Executive Officers under the Employee Stock Option Plan.

    During the fiscal year ended December 31, 1999, Mr. Schumacher, the Company's Chief Executive Officer, received a base salary of $229,010. The Compensation Committee, and the Board of Directors, believes that this compensation is comparable to the cash compensation of Chief Executive Officers of comparable companies. Mr. Schumacher was granted options to purchase a total of 25,000 shares of Common Stock in 1999.

                                          Compensation Committee
                                          Richard T. Schumacher
                                          Calvin A. Saravis

PERFORMANCE GRAPH

    The following graph compares the change in the Company's cumulative total stockholder return from October 31, 1996, when the Company's Common Stock became publicly traded, to March 31, 2000, including December 31, 1999, the last trading day of fiscal 1999, with the cumulative total return on the NASDAQ Stock Market Index (U.S. Companies) and the NASDAQ Pharmaceuticals Stocks Index (SIC 2830-2839 U.S. and Foreign) for that period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     LEGEND
Index Description  Boston Biomedica, Inc.  Nasdaq Stock Market (Biotech)  Nasdaq Stock Market (Composite)
10/31/96                           100.00                         100.00                           100.00
12/31/96                            87.10                         102.11                           105.69
12/31/97                            70.97                         102.04                           128.56
12/31/98                            38.31                         147.23                           179.51
12/31/99                            37.10                         296.87                           333.14
3/31/00                             95.16                         369.05                           374.36
Symbol

    Assumes $100 invested on October 31, 1996 in the Company's Common Stock, the Nasdaq Stock Market Index (Biotech) and the Nasdaq Stocks Market Index (Composite), and the reinvestment of any and all dividends.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On August 18, 1999, the Company sold warrants to purchase 500,000 shares of the Company's Common Stock to Paradigm Group, L.L.C., an accredited investor, for an aggregate purchase price of $50,000. The warrant purchase was recorded as additional paid-in capital. Warrants to purchase 400,000 shares are exercisable at $4.25 per share and warrants to purchase 100,000 shares are exercisable at $5.25 per share. Warrants to purchase a total of 75,000 shares of the Company's Common Stock, expiring in August 2001 and with exercise prices ranging from $4.25 to $8.00 per share, were also issued to National Securities, a registered broker dealer. On February 17, 2000, the Company received notice that Paradigm Group, L.L.C. and certain assignees exercised their warrants for approximately $2,100,000, net of transaction costs, due immediately following the effectiveness of a registration statement relating to the underlying shares. As of April 30, 2000, the Paradigm Group, L.L.C. beneficially owned 7.76% of the Company's Common Stock.

                                 OTHER MATTERS

VOTING PROCEDURES

    An inspector of elections appointed by the Company will tabulate the votes of stockholders present in person or represented by proxy at the Meeting. A quorum, consisting of a majority of shares of all stock issued, outstanding and entitled to vote at the Meeting, will be required to be present in person or by proxy for consideration of the proposal to elect Directors. The nominees for Director of the Company who receive the greatest number of votes cast by stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon will be elected Directors of the Company.

    Abstentions will have no effect on the outcome of the vote for the election of the Directors. Shares of Common Stock held of record by brokers who do not return a signed and dated proxy will not be considered present at the Meeting, will not be counted towards a quorum, and will not be voted in the election of Directors. Shares of Common Stock held of record by brokers who return a dated and signed Proxy but who fail to vote will count toward the quorum, but will count neither for nor against the proposal to elect Directors.

INDEPENDENT ACCOUNTANTS

    The Board of Directors will review the appointment of PricewaterhouseCoopers LLP. as the independent accountants to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2000. Such firm has served continuously in that capacity since 1993.

    A representative of PricewaterhouseCoopers LLP. will be at the Meeting and will be given an opportunity to make a statement, if so desired. The representative will be available to respond to appropriate questions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Executive Officers and Directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the Nasdaq. Executive Officers, Directors and greater than 10% stockholders are required to furnish the Company with copies of all Forms 3, 4 and 5 they file.

    Based solely on the Company's review of the copies of such Form(s) it has received and written representations from certain reporting persons, the Company believes that all of its Executive Officers, Directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them during the Company's fiscal year ended December 31, 1999.

OTHER PROPOSED ACTION

    The Board of Directors knows of no matters, which may come before the Meeting other than the election of Directors. However, if any other matters should properly be presented to the Meeting, the persons named as proxies shall have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

STOCKHOLDER PROPOSALS

    Proposals which stockholders intend to present at the Company's 2001 Annual Meeting of Stockholders and wish to have included in the Company's proxy materials pursuant to Rule 14A-8 promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company no later than February 2, 2001. If a proponent fails to notify the Company by February 2, 2001 of a non-Rule 14A-8 stockholder proposal which it intends to submit at the Company's 2001 Annual Meeting of Stockholders, the Proxy solicited by the Board of Directors, with respect to such Meeting, may grant discretionary authority to the Proxies named therein, to vote with respect to such matter.

INCORPORATION BY REFERENCE

    To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Compensation Committee Report" and "Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

ANNUAL REPORT ON FORM 10-K

    ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO INVESTOR RELATIONS, BOSTON BIOMEDICA, INC., 375 WEST STREET, WEST BRIDGEWATER, MASSACHUSETTS 02379.

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

PROXY                        BOSTON BIOMEDICA, INC.                        PROXY

    The undersigned hereby appoints Richard T. Schumacher and Kevin W. Quinlan, and each of them, acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the 2000 Special Meeting in Lieu of Annual Meeting of Stockholders of Boston Biomedica, Inc. to be held on Thursday, July 20, 2000, and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of and Proxy Statement for the Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the Meeting. All previous proxies are hereby revoked.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS

                  CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE

        (PLEASE FILL IN THE REVERSE SIDE AND MAIL IN ENCLOSED ENVELOPE)

/X/  Please mark votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.

1.  Election of Directors:

Nominees: Francis E. Capitanio and Calvin A. Saravis

/ / FOR THE NOMINEES     / / WITHHOLD AUTHORITY to vote for the nominees

--------------------------------------------------------------------------------
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED ABOVE.

                         MARK HERE FOR ADDRESS
                         CHANGE AND NOTE AT LEFT
                         / /

    (Signatures should be the same as the name printed hereon. Executors, administrators, trustees, guardians, attorneys, and officers of corporations should add their titles when signing).

Signature: ------------------------     Title: ----------------------------     Date: --------

Signature: ------------------------     Title: ----------------------------     Date: --------